OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                                                                  REPORT DATE:    7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #   11
REMITTANCE REPORT                                                                                        Page 1 of 6
REPORTING MONTH:                      June-00



                                        Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------------------------
Beginning                                                                  Ending          Scheduled                  Scheduled
Principal         Scheduled    Prepaid       Liquidated     Contracts     Principal         Gross         Servicing   Pass Thru
Balance           Principal    Principal      Principal    Repurchased     Balance         Interest          Fee       Interest
----------------------------------------------------------------------------------------------------------------------------------
274,547,731.43  (307,732.02)  (814,954.01)  (762,617.73)        0.00    272,662,427.67   2,197,941.50    228,789.78  1,969,151.72
==================================================================================================================================

                 Amount
Liquidation   Available for
  Proceeds    Distribution
---------------------------
 499,869.01   3,820,496.54
===========================

                                               Certificate Account
--------------------------------------------------------------------------------------------------------------------------------
        Beginning                          Deposits                                          Investment               Ending
         Balance               Principal            Interest          Distributions           Interest                Balance
--------------------------------------------------------------------------------------------------------------------------------
       461,579.82            1,869,420.84         2,083,509.15        (3,588,490.78)           2,453.08            828,472.11
================================================================================================================================

                       P&I Advances at Distribution Date
--------------------------------------------------------------------------------
      Beginning             Recovered              Current              Ending
       Balance               Advances              Advances             Balance
--------------------------------------------------------------------------------
    1,811,870.81         (1,588,747.16)         2,033,714.85       2,256,838.50
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                                                                  REPORT DATE:    7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #   11
REMITTANCE REPORT                                                                                        Page 2 of 6
REPORTING MONTH:                      June-00


Class B Crossover Test                                                                                        Test Met?
-----------------------------------------------------------------------------------------                     ---------------

(a) Remittance date on or after March 2004                                                                          N


(b) Average 60 day Delinquency rate <=               5.5%                                                           Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                MAR 2004 - AUG 2005                  7%                                                             N
                SEP 2005 - AUG 2006                  8%                                                             N
                SEP 2006 - FEB 2008                  9.5%                                                           N
                10.5 THEREAFTER                      10.5%                                                          N


(e) Current realized loss ratio <=                   3.00%                                                          Y

(f) Does subordinated cert. percentage equal or
     exceed                                          46.375%
     of stated scheduled pool balance

                Beginning M balances                                                            36,270,000.00

                Beginning B balances                                                            33,248,000.00

                Overcollateralization                                                           13,601,000.00
                                                                                         ---------------------
                                                                                                83,119,000.00
                Divided by beginning pool
                balance                                                                        274,547,731.43
                                                                                         ---------------------
                                                                                                      30.275%       N
                                                                                         =====================

    Average 60 day delinquency ratio:


                                Over 60s            Pool Balance             %
                          ------------------------------------------------------------

    Current Mo                   11,727,710.27          272,662,427.67     4.30%
    1st Preceding Mo             10,544,085.38          274,547,731.43     3.84%
    2nd Preceding Mo              9,533,724.16          275,942,541.51     3.45%
                                                            Divided by       3
                                                                       ---------------
                                                                           3.87%
                                                                       ===============

    Cumulative loss ratio:

                             Cumulative losses              981,917.88
                                               ------------------------
    Divided by Initial Certificate Principal            302,250,407.75     0.325%
                                                                       ===============

    Current realized loss ratio:

                                  Liquidation                 Pool
                                     Losses                 Balance
                          ---------------------------------------------
    Current Mo                      262,748.72          274,547,731.43
    1st Preceding Mo                189,496.87          275,942,541.51
    2nd Preceding Mo                237,111.49          277,669,179.45
                          ---------------------------------------------
                                    689,357.08          276,053,150.80     0.999%
                                                                       ===============

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                                                                  REPORT DATE:    7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #   11
REMITTANCE REPORT                                                                                        Page 3 of 6
REPORTING MONTH:                      June-00

                                                       Delinquency Analysis

                                                31 to 59 days                60 to 89 days            90 days and Over
             No. of      Principal                     Principal                   Principal                  Principal
             Loans        Balance            #          Balance          #         Balance           #        Balance
          --------------------------------------------------------------------------------------------------------------
Non Repos     5,716    266,773,359.73      126       4,659,776.29       48       1,890,374.39       88      4,189,703.05

    Repos       146      5,889,067.94        6         241,435.11       14         586,998.10      126      5,060,634.73
          --------------------------------------------------------------------------------------------------------------

    Total     5,862    272,662,427.67      132       4,901,211.40       62       2,477,372.49      214      9,250,337.78
          ==============================================================================================================
                                                                                         0.00


                                                                                Repossession Analysis
                                      Active Repos                      Reversal       Current Month
    Total Delinq.                     Outstanding                     (Redemption)        Repos                 Cumulative Repos
              Principal                    Principal                  Principal             Principal                Principal
 #            Balance            #         Balance           #         Balance      #       Balance          #       Balance
---------------------------------------------------------------------------------------------------------------------------------
 262        10,739,853.73      146      5,889,067.94         0          0.00       44     1,750,380.93      236    8,904,142.09

 146         5,889,067.94
--------------------------

 408        16,628,921.67
==========================

 7.0%                6.10%
==========================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                                                                  REPORT DATE:    7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #   11
REMITTANCE REPORT                                                                                        Page 4 of 6
REPORTING MONTH:                      June-00

REPOSSESSION LIQUIDATION REPORT



                                    Liquidated
 Account      Customer               Principal            Sales           Insur.           Total          Repossession
 Number         Name                  Balance            Proceeds         Refunds         Proceeds          Expenses
-----------------------------------------------------------------------------------------------------------------------
1959733   BRETT D SHAW              15,136.91          16,900.00         62.20          16,962.20         6,182.00
1973486   PAUL E ODOM               69,746.39          62,150.00      2,100.13          64,250.13        10,894.50
1980945   JOSE M RUIZ               17,486.17          20,000.00         42.30          20,042.30         6,275.00
1983857   HARELY C STALCUP          31,379.61          31,100.00        879.24          31,979.24         6,608.00
1983998   HUMBERTO SOTELO            3,302.20           1,793.54          0.00           1,793.54         5,728.81
1986629   JOHNNY F CORDOVA          37,898.36          30,500.00      3,117.73          33,617.73         6,590.00
1987775   JIMMY W RYALS             27,598.82          23,500.00        934.27          24,434.27         6,380.00
1988930   JOHN L HATTEN             45,998.57          45,650.00        110.12          45,760.12        10,399.50
1993559   SERGIO MADRID             13,493.69          11,500.00      1,034.63          12,534.63         6,020.00
1996065   LISA R OWEN               29,474.06          29,900.00      1,015.05          30,915.05         6,572.00
1998988   EUGENE BARNES             21,437.94          18,500.00      1,572.86          20,072.86         6,230.00
1999879   ROY S KIDD                23,831.93          26,000.00        791.93          26,791.93         6,455.00
2001907   JAMES CROSWAIT SR         58,321.40          50,650.00      2,651.25          53,301.25        10,549.50
2011641   GLORIA ESTRADA            51,986.11          34,598.70          0.00          34,598.70         2,450.00
2013738   CHARLES J THARP           23,805.11          22,400.00          0.00          22,400.00         6,347.00
2023125   LARRY MEADOWS JR          21,882.64          20,495.00         67.71          20,562.71         6,289.85
2034205   MARCOS J GALINDO          46,719.32          49,000.00      2,942.76          51,942.76        10,500.00
1975259   TIMOTHY H REEVES          60,429.30          56,650.00         56.88          56,706.88        10,729.50
1994532   HOLLY C KOERNER           54,932.93          52,750.00      1,952.98          54,702.98        10,612.50
2004935   JESSIE L SHARP            38,629.52          38,500.00        560.99          39,060.99         6,830.00
2013456   ZULA M FOSTER             35,092.68          30,900.00        529.31          31,429.31         6,602.00
2013514   TERRY L PEELER            34,034.07          29,900.00      2,277.23          32,177.23         6,572.00
                                                                                             0.00
                                                                                             0.00
                                                                                             0.00
                                                                                             0.00
                                                                                             0.00
                                                                                             0.00
                            -------------------------------------------------------------------------------------------
                                   762,617.73         703,337.24     22,699.57         726,036.81       161,817.16
                            ===========================================================================================



                                Net                                             Net            Current
 Account      Customer       Liquidation      Unrecov.                       Pass Thru        Period Net    Cumulative
 Number         Name           Proceeds       Advances        FHA Ins        Proceeds        Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------------
1959733   BRETT D SHAW       10,780.20        1,935.81           0.00         8,844.39        (6,292.52)
1973486   PAUL E ODOM        53,355.63        7,493.30           0.00        45,862.33       (23,884.06)
1980945   JOSE M RUIZ        13,767.30        2,052.08           0.00        11,715.22        (5,770.95)
1983857   HARELY C STALCUP   25,371.24        2,082.97           0.00        23,288.27        (8,091.34)
1983998   HUMBERTO SOTELO    (3,935.27)       1,388.29           0.00        (5,323.56)       (8,625.76)
1986629   JOHNNY F CORDOVA   27,027.73        3,895.59           0.00        23,132.14       (14,766.22)
1987775   JIMMY W RYALS      18,054.27        2,868.02           0.00        15,186.25       (12,412.57)
1988930   JOHN L HATTEN      35,360.62        2,741.50           0.00        32,619.12       (13,379.45)
1993559   SERGIO MADRID       6,514.63        1,530.95           0.00         4,983.68        (8,510.01)
1996065   LISA R OWEN        24,343.05        1,885.39           0.00        22,457.66        (7,016.40)
1998988   EUGENE BARNES      13,842.86        1,871.03           0.00        11,971.83        (9,466.11)
1999879   ROY S KIDD         20,336.93        3,399.97           0.00        16,936.96        (6,894.97)
2001907   JAMES CROSWAIT SR  42,751.75        5,888.67           0.00        36,863.08       (21,458.32)
2011641   GLORIA ESTRADA     32,148.70        3,984.35           0.00        28,164.35       (23,821.76)
2013738   CHARLES J THARP    16,053.00        2,312.14           0.00        13,740.86       (10,064.25)
2023125   LARRY MEADOWS JR   14,272.86        1,905.56           0.00        12,367.30        (9,515.34)
2034205   MARCOS J GALINDO   41,442.76        2,350.27           0.00        39,092.49        (7,626.83)
1975259   TIMOTHY H REEVES   45,977.38        5,933.97           0.00        40,043.41       (20,385.89)
1994532   HOLLY C KOERNER    44,090.48        2,782.81           0.00        41,307.67       (13,625.26)
2004935   JESSIE L SHARP     32,230.99        2,307.90           0.00        29,923.09        (8,706.43)
2013456   ZULA M FOSTER      24,827.31        2,044.90           0.00        22,782.41       (12,310.27)
2013514   TERRY L PEELER     25,605.23        1,695.17           0.00        23,910.06       (10,124.01)
                                  0.00                                            0.00             0.00
                                  0.00                                            0.00             0.00
                                  0.00                                            0.00             0.00
                                  0.00                                            0.00             0.00
                                  0.00                                            0.00             0.00
                                  0.00                                            0.00             0.00
                            ----------------------------------------------------------------------------
                            564,219.65       64,350.64           0.00       499,869.01      (262,748.72)       (981,917.88)
                            ===============================================================================================
                                                                                                                      0.00
                                                                                                                ===========

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                                                                  REPORT DATE:    7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #   11
REMITTANCE REPORT                                                                                        Page 5 of 6
REPORTING MONTH:                      June-00

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL
                                                     Beginning             Beginning
Senior                    Original Certificate      Certificate       Principal Shortfall    Current Principal         Current
Certificates                   Balance               Balance             Carry-Over                Due            Principal Paid

A-1                        226,687,000.00       197,386,131.31                  0.00          1,885,303.76        1,885,303.76
                           ------------------------------------------------------------------------------------------------------
Total Certificate
Principal Bal.             226,687,000.00       197,386,131.31                  0.00          1,885,303.76        1,885,303.76
                           ======================================================================================================


PRINCIPAL                           Accelerated
               Ending Principal       Principal          Ending                       Principal Paid
Senior         Shortfall Carry-     Distribution      Certificate                       Per $1,000
Certificates        Over               Amount           Balance        Pool Factor     Denomination

A-1                     0.00               0.00     195,500,827.55       86.24263%        8.31677
-------------------------------------------------------------------
Total Certificate
Principal Bal.          0.00               0.00     195,500,827.55
===================================================================

                                                              Beginning          Beginning
Subordinate                         Original Certificate      Certificate    Principal Shortfall       Current         Current
Certificates                              Balance               Balance          Carry-Over         Principal Due   Principal Paid

M-1                                    22,669,000.00        22,669,000.00           0.00                  0.00            0.00
M-1 Outstanding Writedown                                            0.00

M-2                                    13,601,000.00        13,601,000.00           0.00                  0.00            0.00
M-2 Outstanding Writedown                                            0.00

B-1                                    16,624,000.00        16,624,000.00           0.00                  0.00            0.00
B-1 Outstanding Writedown                                            0.00

B-2                                    16,624,000.00        16,624,000.00           0.00                  0.00            0.00
B-2 Outstanding Writedown                                            0.00

Excess Asset Principal Balance          6,045,407.75         7,643,600.12
                                    ----------------------------------------------------------------------------------------------

Total Excluding Writedown Balances     75,563,407.75        77,161,600.12           0.00                  0.00            0.00
                                    ==============================================================================================

All Certificates Excluding
Writedown Balances                    302,250,407.75       274,547,731.43           0.00          1,885,303.76    1,885,202.76
                                    ==============================================================================================

                                                                     Accelerated
                                  Ending Principal       Current       Principal        Ending                       Principal Paid
Subordinate                        Shortfall Carry-     Writedown/   Distribution     Certificate                       Per $1,000
Certificates                            Over           (Writeup)       Amount          Balance        Pool Factor      Denomination

M-1                                    0.00              0.00                         22,669,000.00    100.00000%        0.00000
M-1 Outstanding Writedown                                0.00                                  0.00

M-2                                    0.00              0.00                         13,601,000.00    100.00000%        0.00000
M-2 Outstanding Writedown                                0.00                                  0.00

B-1                                    0.00              0.00                         16,624,000.00    100.00000%        0.00000
B-1 Outstanding Writedown                                0.00                                  0.00

B-2                                    0.00              0.00                         16,624,000.00    100.00000%        0.00000
B-2 Outstanding Writedown                                0.00                                  0.00

Excess Asset Principal Balance                                           0.00          7,643,600.12
                                  ------------------------------------------------------------------

Total Excluding Writedown Balances     0.00              0.00            0.00         77,161,600.12
                                  ==================================================================

All Certificates Excluding
Writedown Balances                     0.00              0.00            0.00        272,662,427.67
                                  ==================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D                                                                  REPORT DATE:    7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #   11
REMITTANCE REPORT                                                                                        Page 6 of 6
REPORTING MONTH:                      June-00

CERTIFICATE INTEREST ANALYSIS

                                                                                       Current
                      Pass         Beginning Carry-                                   Carry-Over
      Senior         Through         Over Priority         Current Priority       Priority Interest
   Certificates       Rate         Interest Balance        Interest Accrual            Accrual                Paid

A-1                  7.8400%                  0.00             1,289,589.39                   0.00        1,289,589.39

                             --------------------------------------------------------------------------------------------
Total                                         0.00             1,289,589.39                   0.00        1,289,589.39
                             ============================================================================================

                                                       Interest
                      Pass           Ending            Paid Per
      Senior         Through       Carry-Over           $1,000         Total Class
   Certificates       Rate          Balance             Denom.        Distribution

A-1                  7.8400%            0.00           5.68885        3,174,893.15

                                ----------------                  ----------------
Total                                   0.00                          3,174,893.15
                                ================                  ================


                                                                                            Current
                           Pass         Beginning Carry-                                   Carry-Over            Priority
   Subordinate            Through         Over Priority         Current Priority       Priority Interest         Interest
   Certificates             Rate         Interest Balance        Interest Accured            Accured                Paid

M-1                        8.0000%                  0.00               151,126.67                   0.00          151,126.67


M-2                        9.1900%                  0.00                97,587.18                   0.00           97,587.18


B-1                        7.0000%                  0.00                96,973.33                   0.00           96,973.33


B-2                        6.0000%                  0.00                83,120.00                   0.00           83,120.00


X                                           2,317,361.53               244,181.34                   0.00                0.00

R                                                   0.00                     0.00                   0.00                0.00

Service Fee                1.0000%                  0.00               228,789.78                   0.00          210,222.40
                   -------------------------------------------------------------------------------------------------------------

Total                                       2,317,361.53               901,778.30                   0.00          639,029.58
                   =============================================================================================================

All Certificates                            2,317,361.53             2,191,367.69                   0.00        1,928,618.97
                   =============================================================================================================


                          Ending              Beg.              Current             Current                             Ending
                        Carry-Over         Carry-Over          Shortfall           Carry-Over         Shortfall       Carry-Over
   Subordinate      Priority Interest       Shortfall          Interest            Shortfall          Interest         Shortfall
   Certificates           Balance          Int. Balance          Accrued           Int. Accrued          Paid         Int. Balance

M-1                             0.00


M-2                             0.00              0.00            6,573.81                 0.00        6,573.81              0.00


B-1                             0.00


B-2                             0.00


X                       2,561,542.87

R                               0.00

Service Fee                18,567.38
                   ----------------------------------------------------------------------------------------------------------------

Total                   2,580,110.25              0.00            6,573.81                 0.00        6,573.81              0.00
                   ================================================================================================================

All Certificates        2,580,110.25              0.00            6,573.81                 0.00        6,573.81              0.00
                   ================================================================================================================



                      Beg.            Current        Current                              Ending        Interest
                   Carry-Over        Writedown      Carry-Over                          Carry-Over      Paid Per         Total
   Subordinate      Writedown        Interest       Writedown          Writedown        Writedown        $1,000          Class
   Certificates    Int. Balance        Accrued      Int. Accrued      Interest Paid     Int.Balance       Denom.      Distribution

M-1                       0.00            0.00             0.00               0.00           0.00        6.66667        151,126.67


M-2                       0.00            0.00             0.00               0.00           0.00        7.17500        104,160.99


B-1                       0.00            0.00             0.00               0.00           0.00        5.83333         96,973.33


B-2                       0.00            0.00             0.00               0.00           0.00        5.00000         83,120.00


X                                                                                                                             0.00

R                                                                                                                             0.00

Service Fee                                                                                                             210,222.40
                   -------------------------------------------------------------------------------               ------------------

Total                     0.00            0.00             0.00               0.00           0.00                       645,603.39
                   ===============================================================================               ==================

All Certificates          0.00            0.00             0.00               0.00           0.00                     3,820,496.54
                   ===============================================================================               ==================

                                                              Cumulative X Interest Shortfall                         2,561,542.87
                                                              Cumulative Accelerated Prin. Disb.                     (1,598,192.37)
                                                              Cumulative Unpaid Service Fee                              18,567.38
                                                                                                              --------------------
                                                                                                                        981,917.88
                                                                                                              ====================